UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 30, 2020

PARTY CITY HOLDCO INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37344	46-0539758
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

80 Grasslands Road Elmsford, New York	10523
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (914) 345-2020

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01/share	PRTY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On July 30, 2020 (the “Settlement Date”), Party City Holdco Inc., a Delaware corporation (“Holdco”), and certain of its direct or indirect subsidiaries, including Party City Holdings Inc., a Delaware corporation and wholly owned indirect subsidiary of Holdco (“Holdings”), Anagram Holdings, LLC, a Delaware limited liability company and wholly owned direct subsidiary of Holdings (“Anagram Holdings”), and Anagram International, Inc., a Minnesota corporation and wholly owned direct subsidiary of Anagram Holdings (“Anagram International” and, together with Holdco and such other Holdco’s direct or indirect subsidiaries, the “Company”), completed certain previously announced refinancing transactions, including, among other things: (i) the exchange of $327,076,000 of 6.125% Senior Notes due 2023 (the “2023 Notes”) and $392,746,000 of 6.625% Senior Notes due 2026 (the “2026 Notes” and, together with the 2023 Notes, the “Existing Notes”) issued by Holdings, in each case tendered in the Company’s offers to exchange (the “Exchange Offers”) pursuant to the terms described in a confidential offering memorandum, for (A) $156,669,177 of Senior Secured First Lien Floating Rate Notes due 2025 (the “First Lien Party City Notes”) issued by Holdings; (B) $84,686,977 of 10.00% PIK/Cash Senior Secured Second Lien Notes due 2026 (the “Second Lien Anagram Notes”) issued by Anagram Holdings and Anagram International (collectively, the “Anagram Issuers”); and (C) 15,942,551 shares of common stock of Holdco, par value $0.01 per share (the “Exchange Shares”); (ii) the issuance of $110,000,000 in the aggregate of 15.00% PIK/Cash Senior Secured First Lien Notes due 2025 (the “First Lien Anagram Notes”) by the Anagram Issuers and an additional $5,000,000 of First Lien Party City Notes in connection with a rights offering and a private placement, as applicable; and (iii) the solicitations of certain consents (the “Consent Solicitations”) with respect to the indentures governing Existing Notes (the “Existing Notes Indentures”).

The First Lien Party City Notes, First Lien Anagram Notes, Second Lien Anagram Notes and Exchange Shares were issued only: (i) in the United States, to persons who are (x) “qualified institutional buyers” (as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”)) or (y) institutional “accredited investors” within the meaning of Rule 501(a)(1), (2), (3), (7) or (8) of Regulation D under the Securities Act and (ii) outside the United States, to persons who are not “U.S. persons” (as defined in Rule 902 under the Securities Act) in reliance on Regulation S of the Securities Act.

Issuance of First Lien Party City Notes

The First Lien Party City Notes were issued pursuant to an indenture, dated as of the Settlement Date (the “First Lien Party City Notes Indenture”), among Holdings, as issuer, certain guarantors party thereto and Ankura Trust Company, LLC (“Ankura”), as trustee and collateral trustee. The First Lien Party City Notes were issued in an aggregate amount of $161,669,177 and will mature on July 15, 2025. Interest on the First Lien Party City Notes accrues from the Settlement Date at a floating rate equal to the 6-month London Inter-Bank Offered Rate (“LIBOR”) plus 500 basis points (with a floor of 75 basis points) per annum, payable semi-annually in arrears on January 15 and July 15 of each year, commencing January 15, 2021. Upon the retirement of LIBOR on December 31, 2021, interest on the First Lien Party City Notes will instead accrue at a rate based on the Secured Overnight Funding Rate. If Holdings defaults in a payment of interest with respect to the First Lien Party City Notes, additional interest will accrue at a rate of 2.00% per annum until such payment default is cured. The Anagram Issuers and their subsidiaries are designated as unrestricted subsidiaries under the First Lien Party City Notes Indenture.

The First Lien Party City Notes are senior secured obligations of Holdings and the Party City Guarantors. The First Lien Party City Notes are pari passu in right of payment with all of Holdings’ other senior indebtedness, including the existing senior secured term loan facility (the “Term Loan Facility”) and the existing senior secured asset-based revolving credit facility (the “ABL Credit Facility” and, together with the Term Loan Facility, the “Senior Credit Facilities”), subject to collateral arrangements and intercreditor agreements, are senior in right of payment to any of Holdings’ subordinated indebtedness, are effectively senior to all of Holdings’ senior unsecured indebtedness, to the extent of the value of the Party City Collateral (as defined below), and are structurally subordinated to the First Lien Anagram Notes and the Second Lien Anagram Notes, to the extent of the value of the Anagram Collateral (as defined below).

The First Lien Party City Notes are guaranteed (the “First Lien Party City Notes Guarantees”) on a senior secured basis, jointly and severally, by each of Holdings’ existing and future direct and indirect domestic restricted subsidiaries that is a guarantor under the Senior Credit Facilities (the “Party City Guarantors”). Each First Lien Party City Notes Guarantee is pari passu in right of payment with such Party City Guarantor’s other senior indebtedness, including its guarantees of the existing Senior Credit Facilities, subject to collateral arrangements and intercreditor agreements, is senior in right of payment to any of such Party City Guarantor’s subordinated indebtedness and is effectively senior to such Party City Guarantor’s existing and future senior unsecured indebtedness, to the extent of the value of the Party City Collateral.

The First Lien Party City Notes and the First Lien Party City Notes Guarantees, together with the Term Loan Facility and any future indebtedness secured on a pari passu basis with the First Lien Party City Notes, the First Lien Party City Notes Guarantees and the Term Loan Facility, are secured by a first priority lien on collateral that includes liens on substantially all assets (other than accounts, inventory, deposit accounts, securities accounts, related assets and general intangibles relating to, evidencing or governing Party City ABL Priority Collateral (as defined below)) of the Party City Guarantors, in each case subject to certain exceptions and permitted liens (the “Party City Term Loan/Notes Priority Collateral”). The First Lien Party City Notes and the First Lien Party City Notes Guarantees, together with the Term Loan Facility and any future indebtedness secured on a pari passu basis with the First Lien Party City Notes, and the First Lien Party City Notes Guarantees and the Term Loan Facility, are secured by a second priority lien on collateral that includes liens on accounts, inventory, deposit accounts, securities accounts and related assets of the Party City Guarantors, subject to certain exceptions and permitted liens and the terms of the applicable intercreditor agreements (the “Party City ABL Priority Collateral”). The ABL Credit Facility has a junior lien on the Party City Term Loan/Notes Priority Collateral, subject to certain exceptions and permitted liens and the terms of the applicable intercreditor agreements. The Party City Term Loan/Notes Priority Collateral and the Party City ABL Priority Collateral are collectively referred to as the “Party City Collateral.”

Holdings may redeem the First Lien Party City Notes, in whole or in part, at any time at a redemption price equal to 100.00% of the principal amount being redeemed, plus accrued and unpaid interest, if any, to but not including the redemption date. If Holdings experiences certain changes of control, Holdings may be required to offer to repurchase the First Lien Party City Notes at a price equal to 101.00% of the principal amount of the First Lien Party City Notes, plus accrued and unpaid interest, if any, to, but not including, the date of repurchase. In addition, if Holdings sells certain assets, under certain circumstances and subject to pro rata prepayment of the Term Loan Facility, Holdings must offer to repurchase the First Lien Party City Notes at a price equal to 100.00% of the principal amount of the First Lien Party City Notes, plus accrued and unpaid interest, if any, to, but not including, the date of repurchase.

The First Lien Party City Notes Indenture contains covenants that, among other things, limit the ability of Holdings and the ability of its restricted subsidiaries to:

•	incur additional debt, guarantee indebtedness or issue certain disqualified stock and preferred stock;

•	create liens;

•	pay dividends or distributions, redeem or repurchase equity;

•	prepay subordinated debt or make certain investments;

•	transfer and sell assets;

•	engage in a consolidation, amalgamation or merger, or sell, transfer or otherwise dispose of all or substantially all of their assets;

•	enter into transactions with affiliates; and

•	agree to certain restrictions on the ability of restricted subsidiaries to make payments to Holdings and the Party City Guarantors.

These covenants are subject to important exceptions and qualifications.

The First Lien Party City Notes have not been registered under the Securities Act of 1933, or the securities laws of any state and may not be offered or sold in the United States absent registration or an exemption from the registration requirements of the Securities Act and applicable state securities laws.

Issuance of First Lien Anagram Notes

The First Lien Anagram Notes were issued pursuant to an indenture, dated as of the Settlement Date (the “First Lien Anagram Notes Indenture”), among Anagram Holdings, as issuer, Anagram International, as co-issuer, certain guarantors party thereto and Ankura, as trustee and collateral trustee. The First Lien Anagram Notes were issued in an aggregate amount of $110,000,000 and will mature on August 15, 2025. Interest on the First Lien Anagram Notes accrues from the Settlement Date at (i) a rate of 10.00% per annum, payable in cash; and (ii) a rate of 5.00% per annum payable by increasing the principal amount of the outstanding First Lien Anagram Notes or issuing additional First Lien Anagram Notes, as the case may be, in each case payable semi-annually in arrears on February 15 and August 15 of each year, commencing February 15, 2021. If the Anagram Issuers default in a payment of interest with respect to the First Lien Anagram Notes, additional interest will accrue at a rate of 2.00% per annum until such payment default is cured.

The First Lien Anagram Notes are senior secured obligations of the Anagram Issuers. The First Lien Anagram Notes are pari passu in right of payment with all of the Anagram Issuers’ other senior indebtedness, are senior in right of payment to any of the Anagram Issuers’ subordinated indebtedness and are effectively senior to all of the Anagram Issuers’ existing and future senior unsecured indebtedness, to the extent of the value of the Anagram Collateral.

The First Lien Anagram Notes are guaranteed (the “First Lien Anagram Notes Guarantees”) on a senior secured basis, jointly and severally, by each of the Anagram Issuers’ existing and future direct and indirect subsidiaries, subject to certain exceptions. Each First Lien Anagram Notes Guarantee is pari passu in right of payment with such Anagram Guarantor’s other senior indebtedness, is senior in right of payment to any of such Anagram Guarantor’s subordinated indebtedness and is effectively senior to such Anagram Guarantor’s existing and future senior unsecured indebtedness, to the extent of the value of the Anagram Collateral.

The First Lien Anagram Notes and the First Lien Anagram Notes Guarantees, together with any future indebtedness secured on a pari passu basis with the First Lien Anagram Notes and the First Lien Anagram Notes Guarantees, are secured by a first priority lien on collateral that consists of substantially all assets and properties of the Anagram Issuers and the Anagram Guarantors, subject to certain exceptions and permitted liens (the “Anagram Collateral”). Such security interests are senior in priority to the security interests in such assets that secure the Second Lien Anagram Notes, subject to certain permitted liens.

On or after August 15, 2022, 2023 and 2024, the Anagram Issuers may redeem the First Lien Anagram Notes, in whole or in part, at any time at the redemption price of 103.00%, 102.00% and 101.00%, respectively, except that the redemption price shall be equal to 100.00% at any time during the period beginning May 15, 2025, in each case of the principal amount being redeemed, plus accrued and unpaid interest, if any, to but not including the redemption date. If Holdco or the Anagram Issuers experience certain changes of control, the Anagram Issuers may be required to offer to repurchase the First Lien Anagram Notes at a price equal to 101.00% of the principal amount of the First Lien Anagram Notes, plus accrued and unpaid interest, if any, to, but not including, the date of repurchase. In addition, if the Anagram Issuers sell certain assets, under certain circumstances the Anagram Issuers must offer to repurchase the First Lien Anagram Notes at a price equal to 100.00% of the principal amount of the First Lien Anagram Notes, plus accrued and unpaid interest, if any, to, but not including, the date of repurchase.

The First Lien Anagram Notes Indenture contains covenants that, among other things, limit the ability of the Anagram Issuers and the ability of their restricted subsidiaries to:

•	incur additional debt, guarantee indebtedness or issue certain disqualified stock and preferred stock;

•	create liens;

•	pay dividends or distributions, redeem or repurchase equity;

•	prepay subordinated debt or make certain investments;

•	transfer and sell assets;

•	engage in a consolidation, amalgamation or merger, or sell, transfer or otherwise dispose of all or substantially all of their assets;

•	enter into transactions with affiliates; and

•	agree to certain restrictions on the ability of restricted subsidiaries to make payments to the Anagram Issuers and the Anagram Guarantors.

The First Lien Anagram Notes Indenture also contains covenants that require the Anagram Issuers to maintain certain minimum liquidity. These covenants are subject to important exceptions and qualifications.

In the event of a default with respect to the payment of interest or principal, the First Lien Anagram Notes will become immediately due and payable at the applicable redemption price plus a “make-whole” premium.

The First Lien Anagram Notes have not been registered under the Securities Act, or the securities laws of any state and may not be offered or sold in the United States absent registration or an exemption from the registration requirements of the Securities Act and applicable state securities laws.

Issuance of Second Lien Anagram Notes

The Second Lien Anagram Notes were issued pursuant to an indenture, dated as of the Settlement Date (the “Second Lien Anagram Notes Indenture”), among Anagram Holdings, as issuer, Anagram International, as co-issuer, certain guarantors party thereto and Ankura, as trustee and collateral trustee. The Second Lien Anagram Notes were issued in an aggregate amount of $84,686,977 and will mature on August 15, 2026. Interest on the Second Lien Anagram Notes accrues from the Settlement Date at (i) a rate of 5.00% per annum, payable, at the Anagram Issuers’ option, entirely in cash or entirely by increasing the principal amount of the outstanding Second Lien Anagram Notes or issuing additional Second Lien Anagram Notes, as the case may be; and (ii) a rate of 5.00% per annum payable by increasing the principal amount of the outstanding Second Lien Anagram Notes or issuing additional Second Lien Anagram Notes, as the case may be, in each case payable semi-annually in arrears on February 15 and August 15 of each year, commencing February 15, 2021; provided, however, that on August 15, 2025, interest will be required to be paid by increasing the principal amount of the Second Lien Anagram Notes or issuing the principal amount of the Second Lien Anagram Notes or issuing additional Second Lien Anagram Notes. If the Anagram Issuers default in a payment of interest with respect to the Second Lien Anagram Notes, additional interest will accrue at a rate of 2.00% per annum until such payment default is cured. On February 15, 2026, the Anagram Issuers will prepay in cash a portion of the Second Lien Anagram Notes then outstanding in an amount necessary such that the Second Lien Anagram Notes are not treated as “applicable high yield discount obligations” within the meaning of Section 163(i) of the Internal Revenue Code of 1986, as amended.

The Second Lien Anagram Notes are senior secured obligations of the Anagram Issuers. The Second Lien Anagram Notes are pari passu in right of payment with all of the Anagram Issuers’ other senior indebtedness, are senior in right of payment to any of the Anagram Issuers’ junior indebtedness and are effectively senior to all of the Anagram Issuers’ existing and future senior unsecured indebtedness, to the extent of the value of the Anagram Collateral.

The Second Lien Anagram Notes are guaranteed (the “Second Lien Anagram Notes Guarantees”) on a senior secured basis, jointly and severally, by each of the Anagram Guarantors, subject to certain exceptions. Each Second Lien Anagram Notes Guarantee is pari passu in right of payment with such Anagram Guarantor’s other senior indebtedness, is senior in right of payment to any of such Anagram Guarantor’s subordinated indebtedness and is effectively senior to such Anagram Guarantor’s existing and future senior unsecured indebtedness, to the extent of the value of the Anagram Collateral.

The Second Lien Anagram Notes and the Second Lien Anagram Notes Guarantees, together with any future indebtedness secured on a pari passu basis with the Second Lien Anagram Notes and the Second Lien Anagram Notes Guarantees, are secured by a second priority lien on the Anagram Collateral, subject to certain permitted liens. Such security interests are junior to the security interests in such assets that secure the First Lien Anagram Notes.

On or after August 15, 2022, 2023, 2024 and 2025, the Anagram Issuers may redeem the Second Lien Anagram Notes, in whole or in part, at any time at the redemption price of 103.00%, 102.00%, 101.00% and 100.00%, respectively, in each case of the principal amount being redeemed, plus accrued and unpaid interest, if any, to but not including the redemption date. If Holdco or the Anagram Issuers experience a defined change of control, the Anagram Issuers may be required to offer to repurchase the Second Lien Anagram Notes at a price equal to 101.00% of the principal amount of the Second Lien Anagram Notes, plus accrued and unpaid interest, if any, to, but not including, the date of repurchase. In addition, if the Anagram Issuers sell certain assets, under certain circumstances the Anagram Issuers must offer to repurchase the First Lien Anagram Notes (or, if no First Lien Anagram Notes are then outstanding, the Second Lien Anagram Notes) at a price equal to 100.00% of the principal amount of the notes being repurchased, plus accrued and unpaid interest, if any, to, but not including, the date of repurchase.

The Second Lien Anagram Notes Indenture contains substantially the same covenants as the First Lien Anagram Notes Indenture. These covenants are subject to important exceptions and qualifications.

In the event of a default with respect to the payment of interest or principal, the Second Lien Anagram Notes will become immediately due and payable at the applicable redemption price plus a “make-whole” premium.

The Second Lien Anagram Notes have not been registered under the Securities Act, or the securities laws of any state and may not be offered or sold in the United States absent registration or an exemption from the registration requirements of the Securities Act and applicable state securities laws.

Amendment of Existing Notes Indentures

In the Consent Solicitations, the Company solicited and received the requisite number of consents from holders of each series of the Existing Notes to adopt certain proposed amendments (the “Proposed Amendments”) to each of the Existing Notes Indentures to:

•	allow for the issuance of the First Lien Party City Notes, First Lien Anagram Notes and Second Lien Anagram Notes;

•	allow for the issuance of the Exchange Shares;

•	eliminate substantially all of the restrictive covenants and certain events of default and related provisions contained in the Existing Notes Indentures;

•	waive any related cross-defaults under the Existing Notes Indentures;

•

release any guarantees provided by guarantors (or groups of guarantors) under the Existing Notes Indentures that do not constitute Significant Subsidiaries (as defined in the Existing Notes Indentures);

•	prohibit the designation of any future guarantors under the Existing Notes Indentures; and

•

waive any requirement to use excess proceeds from any previous asset sales to make an offer to repurchase the Existing Notes under the provisions of the asset sales covenant in the Existing Notes Indentures.

The Proposed Amendments were given effect by the execution and delivery of the Third Supplemental Indenture, dated as of the Settlement Date (the “Third Supplemental Indenture”), among Holdings, the guarantors party thereto and Wilmington Trust National Association, as trustee (in such capacity, the “Trustee”), to the indenture governing the 2023 Notes and the Second Supplemental Indenture, dated as of the Settlement Date, to the indenture governing the 2026 Notes (the “Second Supplemental Indenture” and, together with the Third Supplemental Indenture, the “Supplemental Indentures”), among Holdings, the guarantors party thereto and the Trustee, respectively. The Supplemental Indentures became effective on the Settlement Date. Following the Exchange Offers, approximately $23 million of the 2023 Notes and $107 million of the 2026 Notes remain outstanding and will be governed by the applicable Existing Notes Indenture, as so amended.

Registration Rights Agreement

On the Settlement Date, Holdco entered into a registration rights agreement (the “Registration Rights Agreement”) with certain recipients of the Exchange Shares in the Exchange Offers. The Registration Rights Agreement requires Holdco to, subject to certain conditions, prepare and file with the Securities and Exchange Commission a shelf registration statement registering the resale of those Exchange Shares that have been requested for inclusion on such registration statement on or prior to the 60th day following the Settlement Date and to use commercially reasonable efforts to have such registration statement declared effective as promptly as practicable. The registration rights set forth in the Registration Rights Agreement shall terminate on the third anniversary of the effectiveness of the initial shelf registration statement at the latest, subject to extension due to certain blackout period events.

This summary of the First Lien Party City Notes Indenture, the First Lien Party City Notes, the First Lien Anagram Notes Indenture, the First Lien Anagram Notes, the Second Lien Anagram Notes Indenture, the Second Lien Anagram Notes, the Third Supplemental Indenture, the Second Supplemental Indenture and the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the First Lien Party City Notes Indenture, the form of the First Lien Party City Notes, the First Lien Anagram Notes Indenture, the form of the First Lien Anagram Notes, the Second Lien Anagram Notes Indenture, the form of the Second Lien Anagram Notes, the Third Supplemental Indenture, the Second Supplemental Indenture and the Registration Rights Agreement, respectively, which are attached to this Current Report on Form 8-K as Exhibits 4.1, 4.2, 4.3, 4.4, 4.5, 4.6, 4.7, 4.8 and 10.1, respectively, and are incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above with respect to the First Lien Party City Notes, First Lien Anagram Notes and Second Lien Anagram Notes is hereby incorporated by reference into this Item 2.03 insofar as it relates to the creation of direct financial obligations.

Item 3.02.	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 above with respect to the issuance of the Exchange Shares is hereby incorporated by reference into this Item 3.02.

Each holder of Existing Notes that validly tendered and did not validly withdraw its Existing Notes in the Exchange Offers received, among other things, 22.1481 shares of Common Stock per $1,000 principal amount of such Existing Notes. Holdco did not receive any cash proceeds as a result of the issuance of the Exchange Shares.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in Item 1.01 above with respect to the amendments to the Existing Notes Indentures, the Third Supplemental Indenture and the Second Supplemental Indenture is hereby incorporated by reference into this Item 3.03.

Item 8.01.	Other Items.

In connection with the refinancing transactions described in Item 1.01 above, Holdings (1) reduced the ABL revolving commitments and prepaid the outstanding ABL revolving loans, in each case, in an aggregate principal amount equal to $44,000,000, in accordance with the ABL Credit Facility credit agreement, and (2) designated Anagram Holdings and each of its subsidiaries as an unrestricted subsidiary under the existing Senior Credit Facilities.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

4.1	Indenture, dated as of July 30, 2020, among Party City Holdings Inc., as issuer, the guarantors party thereto and Ankura Trust Company, LLC, as trustee and collateral trustee, relating to Senior Secured First Lien Floating Rate Notes due 2025

4.2	Form of Senior Secured First Lien Floating Rate Notes due 2025 (included in Exhibit 4.1 hereto)

4.3	Indenture, dated as of July 30, 2020, among Anagram Holdings LLC, as issuer, Anagram International, Inc., as co-issuer, the guarantors party thereto and Ankura Trust Company, LLC, as trustee and collateral trustee, relating to 15.00% PIK/Cash Senior Secured First Lien Notes due 2025

4.4	Form of 15.00% PIK/Cash Senior Secured First Lien Notes due 2025 (included in Exhibit 4.3 hereto)

4.5	Indenture, dated as of July 30, 2020, among Anagram Holdings LLC, as issuer, Anagram International, Inc., as co-issuer, the guarantors party thereto and Ankura Trust Company, LLC, as trustee and collateral trustee, relating to 10.00% PIK/Cash Senior Secured Second Lien Notes due 2026

4.6	Form of 10.00% PIK/Cash Senior Secured Second Lien Notes due 2026 (included in Exhibit 4.5 hereto)

4.7	Third Supplemental Indenture, dated as of July 30, 2020, among Party City Holdings Inc., the guarantors party thereto and Wilmington Trust National Association, as trustee, relating to 6.125% Senior Notes due 2023

4.8	Second Supplemental Indenture, dated as of July 30, 2020, among Party City Holdings Inc., the guarantors party thereto and Wilmington Trust National Association, as trustee, relating to 6.625% Senior Notes due 2026

10.1	Registration Rights Agreement, dated as of July 30, 2020, among Party City Holdco Inc. and the other parties signatory thereto

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARTY CITY HOLDCO INC.

Date: August 3, 2020	By:	/s/Todd Vogensen
Todd Vogensen
Chief Financial Officer